UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 9, 2004

NEUROBIOLOGICAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23280	94-3049219
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3260 Blume Drive, Suite 500, Richmond, California	94806
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 262-1730

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

Exhibit

99.1        Press release, dated February 9, 2004

Item 12.    Results of Operations and Financial Condition.

On February 9, 2004, Neurobiological Technologies, Inc. issued a press release announcing its results of operations for the quarter ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Additionally, the information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 9, 2004

NEUROBIOLOGICAL TECHNOLOGIES, INC.

By:	/s/ Paul E. Freiman

Paul E. Freiman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 9, 2004